UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2008

SPDR® GOLD TRUST
(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
c/o World Gold Trust Services, LLC, 424 Madison Avenue, 3rd Floor
New York, New York 10017
(Address of principal executive offices; zip code)
Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On July 24, 2008, World Gold Trust Services, LLC and State Street Global Advisors jointly issued a press release announcing the listing and the beginning of trading of SPDR® Gold Shares (NYSE Arca: GLD) on the Stock Exchange of Hong Kong as of July 31, 2008. The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:

Exhibit No.	Description

99.1	Press release dated July 24, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 28, 2008	SPDR® GOLD TRUST
(Registrant)*

	By:	World Gold Trust Services, LLC
as the Sponsor of the Registrant

	By:	/s/ James Lowe

Name: James Lowe
Title: Chief Financial Officer

*	As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in their capacity as an authorized officer of World Gold Trust Services, LLC.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 24, 2008